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                                  EXHIBIT (5)

                              FORM OF APPLICATION
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Immediate Income Builder

THE SUCCESSFUL
RETIREMENT
SERIES

PFL Life
Insurance Company

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       Variable Immediate Annuity
       Customer Order Form




Providing:
 . Flexibility and control
 . Tax advantages after retirement
 . Performance of Fidelity funds




                              WARNING NOTICE:Any person who knowingly,and with
                   intent to injure, defraud or deceive any insurance company, files a statement of claim or submits an application
                    containing any false, incomplete or misleading information commits a fraudulent act, which is a crime and may be
                                      subject to criminal and civil penalties.


                           PFL LIFE INSURANCE COMPANY
                              Cedar Rapids, Iowa

                         [LOGO OF AEGON APPEARS HERE]
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Who will Own the Contract? (This person has the right to decide who receives
payments.Complete this section if the Owner is not the Annuitant.)

                                          Social Security/Tax ID No.:
-----------------------------------------                            -----------
  First       Middle       Last

Resident Address:                              Telephone: (   )
                 -----------------------------                 -----------------

City/State:                 Zip:             Date of birth: (Mo/Day/Yr.)  /  /
           ----------------     ------------                            -- -- --

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Whose Life is this Contract Based On? (This person is called the"Annuitant"or
"primary annuitant".)

                              Female    Male     Social Security No.:
-----------------------------                                        -----------
 First     Middle     Last

Resident Address:                              Telephone: (   )
                 -----------------------------                 -----------------

City/State:                 Zip:             Date of birth: (Mo/Day/Yr.)  /  /
           ----------------     ------------                            -- -- --

If you wish a joint life contract, who is the joint annuitant?

                              Female    Male     Social Security No.:
-----------------------------                                        -----------
 First     Middle     Last

Resident Address:                              Telephone: (   )
                 -----------------------------                 -----------------

City/State:                 Zip:             Date of birth: (Mo/Day/Yr.)  /  /
           ----------------     ------------                            -- -- --

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Who will receive any death benefits if all Annuitants die? (This is called the"Beneficiary".)

Primary Beneficiary Designation:

Name:                                                Relationship:
     -----------------------------------------------              --------------
       First          Middle           Last

Name:                                                Relationship:
     -----------------------------------------------              --------------
       First          Middle           Last

Secondary Beneficiary Designation (The person who will receive remaining payments if the Primary Beneficiary dies):

Name:                                                Relationship:
     -----------------------------------------------              --------------
       First          Middle           Last

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Who will receive the Annuity payments?  (This person is called the"Payee".)

Name:                                                Social Security No.:
     -----------------------------------------------                     -------
       First          Middle           Last

Resident Address:                              Telephone: (   )
                 -----------------------------                 -----------------

City/State:                                    Zip:
           -----------------------------------     -----------
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Single Premium

Amount of Single Premium: $               (Make check payable to PFL Life
                           ---------------
Insurance Company.)

Type of Funds:     [_] Non-qualified         [_] IRA          [_] Other
(Complete Insurance Contract Replacement section if 1035 or direct rollover)


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Payment Selection

Fixed Payments          Variable Payments
   [_]   0%                [_] 100%
   [_]  25%                [_]  75%
   [_]  50%                [_]  50%
   [_]  75%                [_]  25%
   [_]  __%                [_]  __%

Payment Frequency:  [_] Monthly      [_] Quarterly   [_]
                                                        -------------------
(First payment will be 30 days from date of purchase unless otherwise
specified                                 .)
         ---------------------------------

Assumed Investment Return:      [_] 4.0           [_] 5.5%

Annuity Payment Options:

[_] Life
[_] Life with Period Certain      ____Years guaranteed
[_] Certain Only                  ____Years guaranteed
[_] Life with Premium Refund
[_] Single Life with Emergency Cash
[_] Joint Life with Emergency Cash
If you elected either of the Life with Emergency Cash options for your variable annuity payments, you may also select any life contingent option for your fixed payments.

[_] Single or [_] Joint

If Joint, survivorship payments reduce upon death of

     [_] primary annuitant
     [_] secondary annuitant
     [_] either annuitant
     [_] no reduction in payments

Payments reduced to

[_] 50%       [_] 67%      [_] 75%

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Fund Selection (Minimum fund allocation is 5%)

[_] VIP: Overseas                 ___%   [_] VIP II: Asset Manager Growth   ___%
[_] VIP: High Income              ___%   [_] VIP II: Index 500              ___%
[_] VIP: Equity-Income            ___%   [_] VIP II: Contrafund             ___%
[_] VIP: Growth                   ___%   [_] VIP III: Growth & Income       ___%
[_] VIP: Money Market             ___%   [_] VIP III: Growth Opportunities  ___%
[_] VIP II: Investment Grade Bond ___%   [_] VIP III: Balanced              ___%
[_] VIP II: Asset Manager         ___%   [_] Total Must Equal               100%
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Electronic Funds Transfer (EFT) Instructions and Agreement (To be completed by
Payee.)
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EFT is requested on all monthly and quarterly payments. Complete this section to receive your payments by electronic transfer to your bank. The ABA transit/routing number may be obtained from your banking institution. For your protection, our bank may refuse any direct deposit request if written instructions are not on file.

Send Funds to:                         ABA/Routing Number:
                                                          ----------------------
Institution Name:                      Account Number:
                 --------------------                 --------------------------
Street Address:                        Name of Account:
               ----------------------                  -------------------------
City, State, ZIP:                      Institution Phone Number:
                 --------------------                           ----------------

I/we hereby authorize the Company to post credit entries, and if necessary,debit entries or adjustments for any credit entries in error to my/our (select only one) checking or savings account indicated above and further authorize the depository named above to credit and/or debit the same entries to my/our account.

Payee's Signature:                     Date:
                  -------------------       ------------------------------------

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Application Signatures
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To the best of my knowledge, the statements made in this application are true and accurate.

I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR MY NEEDS.

Owner:                   Signed at                     Date:
      -----------------           -------------------       --------------------

Annuitant:               Signed at                     Date:
          -------------           -------------------       --------------------
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To Be Filled Out By Agent
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To the best of my knowledge, the annuity requested here [_] does  [_] does not replace any life or health insurance or annuity in this or any other company.

I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS POLICY SUITABLE FOR HIS/HER NEEDS.

Agent Signature:                  Printed Name:
                -----------------              ---------------------------------
                                                First      Middle       Last

Date:             Phone: (   )                Agent License#:
     -----------              --------------                 -------------------

Agency Name & Address:
                      ----------------------------------------------------------

Broker Dealer:
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Taxpayer Identification Number  (Required by the Internal Revenue Service.)

Social Security Number or Taxpayer ID Number:
                                             -----------------------------------

This number belongs to:
                       ---------------------------------------------------------
                              (Name of person, organization, or trust)

CERTIFICATION: Under penalties of perjury, I hereby certify (1) that the Social Security or TX ID Number listed above is correct and (2) that I am currently not subject to backup withholding (cross out (2) if not correct (see next page). The Internal Revenue Service does not require your consent to any provision of this application other than the certifications required to avoid backup withholding.(**)

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Tax Reporting  (Please complete if applicable.)

In complying with the Internal Revenue Service regulation requirements, we will assume, unless you otherwise advise us, that all amounts used to purchase an annuity were from amounts on which you have not been required to pay income tax. Please provide the portion of the single premium on which you were taxed. $________

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Notice of Withholding on Periodic Annuity Payments

The annuity payments may be subject to federal income tax withholding. If so, withholding will only apply to the portion of the payment that has not been taxed. Thus, there will be no withholding on the return of already taxed contributions to the contract.

Your election will remain in effect until you revoke it. You may revoke it at any time by completing and returning a new W-4P form to the Company.

If you elect not to have withholding apply to your payments, or if you do not have enough federal income tax withheld from your payments, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

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Election For Recipients of Periodic Annuity Payments

Instructions: Complete section A if you do not want any federal income tax withheld. Complete section B to elect withholding based on marital status and number of allowances. Complete section C if you want a specific dollar amount withheld.

Please indicate your withholding preference by completing A, B, or C:

A. Do not withhold federal income tax [_]        or

B. Withhold federal income tax based on the information shown.

   (You may also designate an additional amount on line C.)
   (Number of Allowances)
                         -------------
   Marital status:  [_] Single      [_] Married
                    [_] Married, but withhold a higher Single rate

C. Withhold federal income tax in the amount of $
                                                ---------------------------
Signed:                                    Date:
       ----------------------------------       ------------------
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Insurance Contract Replacement
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Will the annuity here replace any life or health insurance or annuity with this or any other company?

[_] Yes  [_] No    If Yes, complete information below:

Company Name:             Policy No.:               Issue Date:
             ------------            --------------            -----------------

Company Name:             Policy No.:               Issue Date:
             ------------            --------------            -----------------

Check the following box to transfer your cash value without tax withholding (a special form will be provided):

[_] I wish to transfer the cash value from the above named contracts directly as a non-taxable exchange of contracts. In accordance with IRC Section 1035(a), I hereby absolutely assign the proceeds of this transfer to the Company to be deposited in the annuity requested here.

Note: The company does not give legal or tax advice. It is recommended that you always consult with your personal tax advisor requiring annuity taxation as it applies to you.

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**Purpose of Statement. This statement is for the payor (Insurance Company) of interest, dividends, and certain other payments so that you will not be subject to the 31% backup withholding that became effective January 1, 1984. This statement is used to report and certify your taxpayer identification number
(TIN) to the payor, to certify that you are not subject to backup withholding if you an exempt payee. If you do not certify your TIN, the payor may be required to withhold 31% of payments made to you.

What is Backup Withholding. The Interest and Dividend Tax Compliance Act of 1983 requires payors to withhold and pay to IRS 31% of payments of interest, dividends, and certain other payments under certain conditions. This is called "backup withholding." If you give your correct TIN, certify your TIN when required, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding.

Payments you receive will be subject to backup withholding if:

(1) You do not furnish your TIN to the payor, or; (2) IRS notifies the payor that you furnished an incorrect TIN, or; (3) You are notified by IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for interest and dividend accounts only), or;
(4) You fail to certify to the payor that you are not subject to backup withholding under (3) above (for interest and dividend accounts opened after 1983), or; (5) You fail to certify your TIN. This applies only to interest, dividend broker, or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.

For other payments, you are subject to backup withholding only if (1) or (2) above applies.

                       Mail to: PFL Life Insurance Company
                                4333 Edgewood Road NE
                                Cedar Rapids, IA 52499-0001
                                Attn: Variable Annuity Department



                           PFL LIFE INSURANCE COMPANY
                              Cedar Rapids, Iowa


                         [LOGO OF AEGON APPEARS HERE]

              4333 Edgewood Road NE * Cedar Rapids, Iowa 52499-0001